Exhibit 99.1

News
For Release: 1:45 p.m. ET February 2, 2010

Chevrolet, Buick, GMC and Cadillac Retail Sales Up 3 Percent

– Total Sales for These Brands Up 30 Percent

GM Total Sales Increase 14 Percent

Fourth Consecutive Month of Retail Sales Gains for GM’s Four Brands

Chevy Equinox, GMC Terrain and Cadillac SRX Retail Sales Up 161 Percent

Fleet Sales Comprise 29 Percent of Total Sales

DETROIT – U.S. dealers for GM’s brands – Chevrolet, Buick, GMC and Cadillac – reported retail sales of 102,420, up 3 percent compared to January 2009, and 145,098 total sales (up 30 percent). These results were driven by the continued strong growth of new GM crossovers and passenger cars. For the month, GM dealers reported 146,825 total sales (including other brands), representing a total sales increase of 14 percent from the previous year.

“This is the fourth month in a row that Chevrolet, Buick, GMC and Cadillac have shown a collective year-over-year retail sales increase,” said Susan Docherty, GM vice president, Sales, Service and Marketing. “Our long-term plan to continue to focus and strengthen our brands is delivering results.”

Chevrolet, Buick, GMC and Cadillac comprised 98 percent of the company’s retail sales in January, compared to 85 percent a year earlier. Retail sales, including other brands, in the U.S. were 104,122 during the month. This represents a 10 percent decline from a year ago, driven by other brand sales – Pontiac, Saturn, Saab and HUMMER – that were 90 percent lower. GM dealers delivered 42,703 fleet vehicles, comprising 29 percent of total deliveries for the month.

Other Key Facts:

•	Chevrolet Equinox retail sales increased 67 percent; estimated retail share of the compact crossover segment is up 5 points (Jan. 2009 vs. Jan. 2010)

•

GMC Terrain retail sales were up 162 percent (compared to the vehicle it replaces, Pontiac Torrent); estimated retail share of the compact crossover segment is up more than 3 points (Jan. 2009 vs. Jan. 2010)

•

Cadillac SRX retail sales were up 218 percent vs. last year, the fifth consecutive month it has gained more than 100 percent year-over-year; SRX gained approximately 15 points of retail share in the Mid-lux SUV crossover segment (Jan. 2009 vs. Jan. 2010)

•	In their first year on sale, GM Compact Crossovers – Chevrolet Equinox and GMC Terrain – have become the second best selling crossovers in the industry

•	GM sells more crossovers than any other automaker, representing approximately 20 percent of industry crossovers sold

•

Buick LaCrosse retail sales were up 142 percent, the fourth consecutive month it has gained more than 100 percent year-over-year; LaCrosse gained an estimated 12 points of retail segment share, making it number one in its segment (Jan. 2009 vs. Jan. 2010)

•	Chevrolet dealers sold 5,371 Camaros – the eighth straight month it has outsold Mustang

“Our launch vehicles such as the Chevrolet Equinox and Camaro, Buick LaCrosse, GMC Terrain, and Cadillac SRX continue to attract new customers to our brands,” Docherty said. “In addition to styling and fuel efficiency, customers have told us they want safe, high quality vehicles. They can have peace of mind knowing that our vehicles come standard with our 5-year, 100,000 mile powertrain warranty and OnStar.”

Management Discussion of January Sales Results

“Global economic recovery is picking up pace,” said Mike DiGiovanni, executive director, global market and industry analysis. “In the U.S., we are seeing a strong rebound in manufacturing and stabilization of consumer confidence, which will support a slow but steady improvement in the vehicle market.”

U.S. Economy

•	Leading economic indicators point to a continuing recovery in 2010, although risks remain

•	Job losses continue to decline, but initial claims of unemployment remain high, indicating continuing reduction in the labor force. Unemployment is likely to stay near 10 percent

•	Consumer confidence stabilized at the December level. Consumer vehicle buying attitude is improving, but consumers don’t anticipate a strong recovery in jobs and income

•	Home prices have stabilized in large parts of the country. Housing starts dropped 4 percent in December, but rising housing permits indicate construction will pick up in coming months

•	The manufacturing sector continues to expand. Corporate profit reports show the corporate sector is positioned to expand as the economy improves

U. S. Auto Industry

•	The U.S. January 2010 SAAR is estimated to be approximately 11.0 to 11.3 million (total industry estimate) – largely on par with Q4 2009 sales

•	Based on the strengthening U.S. economy, we are increasing our 2010 CY sales outlook to 11.5 to 12.0 million (total vehicle)

GM North America Production
Units 000s	Car	Truck	Total

2010 January	69	130	199
Units O/(U) prior year	63	71	134
% change O/(U) prior year	1050%	120%	206%

2010 Q1	237	413	650
Units O/(U) prior year	121	158	279
% change O/(U) prior year	104%	62%	75%

GM U.S. Dealer Inventory
Units 000s	Car	Truck	Total

2010 January	143	247	390
Units O/(U) prior year	(220)	(192)	(411)
% change O/(U) prior year	(61%)	(44%)	(51%)
Units O/(U) prior month	(6)	11	5
% change O/(U) prior month	(4%)	4%	1%

2009 December	149	236	385
2009 January	363	439	801

Other Brands Sales Down 90 Percent in January – Represent 1.2 Percent of Sales, 1 Percent of Inventory

Saturn, Pontiac, Saab and HUMMER combined volumes represented 1.2 percent of total sales in January, compared with 12 percent in May 2009. Inventories for the combined brands totaled 4,212 units at January month-end, representing a 96 percent decrease compared to the end of May 2009 (112,141 units).

Month-End Inventories of Non-Core Brands (May2009 – Jan 2010):

	May 2009	Jan 2010	% Reduction
HUMMER	4,039	2,493	38%
Pontiac	70,876	534	99%
Saab	4,579	780	83%
Saturn	32,647	405	99%

About General Motors: General Motors, one of the world’s largest automakers, traces its roots back to 1908. With its global headquarters in Detroit, GM employs 204,000 people in every major region of the world and does business in some 140 countries. GM and its strategic partners produce cars and trucks in 34 countries, and sell and service these vehicles through the following brands: Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, Opel, Vauxhall and Wuling. GM’s largest national market is the United States, followed by China, Brazil, Germany, the United Kingdom, Canada, and Italy. GM’s OnStar subsidiary is the industry leader in vehicle safety, security and information services. General Motors acquired operations from General Motors Corporation on July 10, 2009, and references to prior periods in this and other press materials refer to operations of the old General Motors Corporation. More information on the new General Motors can be found at www.gm.com.

###

CONTACT:

Tom Henderson

tom.e.henderson@gm.com

313-410-2704 cell

General Motors dealers in the United States reported the following deliveries:

*S/D Curr: 24	January				(Calendar Year-to-Date) January - January
*S/D Prev: 26	2010	2009	% Chg Volume	% Chg per S/D	2010	2009	% Chg Volume
Vehicle Total	146,825	129,227	13.6	23.1	146,825	129,227	13.6
Core Brand Total	145,098	111,774	29.8	40.6	145,098	111,774	29.8
Non-Core Brand Total	1,727	17,453	-90.1	-89.3	1,727	17,453	-90.1
Light Vehicle Total	146,315	128,198	14.1	23.6	146,315	128,198	14.1
Car Total	59,363	43,943	35.1	46.3	59,363	43,943	35.1
Light Truck Total	49,064	59,649	-17.7	-10.9	49,064	59,649	-17.7
Truck Total **	49,574	60,678	-18.3	-11.5	49,574	60,678	-18.3
Crossover Total	37,888	24,606	54.0	66.8	37,888	24,606	54.0
GM Vehicle Deliveries by Marketing Division
	2010	2009	% Chg Volume	% Chg per S/D	2010	2009	% Chg Volume
Buick Total	10,061	6,969	44.4	56.4	10,061	6,969	44.4
Cadillac Total	8,440	8,499	-0.7	7.6	8,440	8,499	-0.7
Chevrolet Total	105,294	77,186	36.4	47.8	105,294	77,186	36.4
GMC Total	21,303	19,120	11.4	20.7	21,303	19,120	11.4
Core Brand Total	145,098	111,774	29.8	40.6	145,098	111,774	29.8
HUMMER Total	265	1,222	-78.3	-76.5	265	1,222	-78.3
Pontiac Total	389	9,104	-95.7	-95.4	389	9,104	-95.7
Saab Total	511	955	-46.5	-42.0	511	955	-46.5
Saturn Total	562	6,172	-90.9	-90.1	562	6,172	-90.9
Non-Core Brand Total	1,727	17,453	-90.1	-89.3	1,727	17,453	-90.1
GM Vehicle Total	146,825	129,227	13.6	23.1	146,825	129,227	13.6
GM Car Deliveries by Marketing Division
	2010	2009	% Chg Volume	% Chg per S/D	2010	2009	% Chg Volume
Buick Total	5,986	4,248	40.9	52.7	5,986	4,248	40.9
Cadillac Total	3,452	5,251	-34.3	-28.8	3,452	5,251	-34.3
Chevrolet Total	48,608	24,000	102.5	119.4	48,608	24,000	102.5
Car Core Brand Total	58,046	33,499	73.3	87.7	58,046	33,499	73.3
Pontiac Total	376	7,464	-95.0	-94.5	376	7,464	-95.0
Saab Total	494	624	-20.8	-14.2	494	624	-20.8
Saturn Total	447	2,356	-81.0	-79.4	447	2,356	-81.0
Car Non-Core Brand Total	1,317	10,444	-87.4	-86.3	1,317	10,444	-87.4
GM Car Total	59,363	43,943	35.1	46.3	59,363	43,943	35.1
GM Light Truck Deliveries by Marketing Division
	2010	2009	% Chg Volume	% Chg per S/D	2010	2009	% Chg Volume
Buick Total	0	9	***.*	***.*	0	9	***.*
Cadillac Total	1,754	2,360	-25.7	-19.5	1,754	2,360	-25.7
Chevrolet Total	35,802	40,326	-11.2	-3.8	35,802	40,326	-11.2
GMC Total	11,226	15,400	-27.1	-21.0	11,226	15,400	-27.1
Truck Core Brand Total	48,782	58,095	-16.0	-9.0	48,782	58,095	-16.0
HUMMER Total	265	1,222	-78.3	-76.5	265	1,222	-78.3
Pontiac Total	0	0	***.*	***.*	0	0	***.*
Saab Total	17	331	-94.9	-94.4	17	331	-94.9
Saturn Total	0	1	***.*	***.*	0	1	***.*
Truck Non-Core Brand Total	282	1,554	-81.9	-80.3	282	1,554	-81.9
GM Light Truck Total	49,064	59,649	-17.7	-10.9	49,064	59,649	-17.7
GM Crossover Deliveries by Marketing Division
	2010	2009	% Chg Volume	% Chg per S/D	2010	2009	% Chg Volume
Buick Total	4,075	2,712	50.3	62.8	4,075	2,712	50.3
Cadillac Total	3,234	888	264.2	294.5	3,234	888	264.2
Chevrolet Total	20,689	12,318	68.0	82.0	20,689	12,318	68.0
GMC Total	9,762	3,233	201.9	227.1	9,762	3,233	201.9
Crossover Core Brand Total	37,760	19,151	97.2	113.6	37,760	19,151	97.2
Pontiac Total	13	1,640	-99.2	-99.1	13	1,640	-99.2
Saturn Total	115	3,815	-97.0	-96.7	115	3,815	-97.0
Crossover Non-Core Brand Total	128	5,455	-97.7	-97.5	128	5,455	-97.7
GM Crossover Total	37,888	24,606	54.0	66.8	37,888	24,606	54.0

* Twenty-four selling days (S/D) for the January period this year and twenty-six for last year.

**Effective August 2007, GM includes GMC & Chevrolet dealer deliveries of commercial vehicles distributed by American Isuzu Motors, Inc.

Global Market and Industry Analysis - Sales Reporting and Data Management	Page 1 of 4

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GM Car Deliveries - (United States)

January 2010

	January				(Calendar Year-to-Date) January - January
	2010	2009	% Chg Volume	% Chg per S/D	2010	2009	% Chg Volume
Selling Days (S/D)	24	26
LaCrosse	4,246	1,489	185.2	208.9	4,246	1,489	185.2
Lucerne	1,740	2,759	-36.9	-31.7	1,740	2,759	-36.9
Buick Total	5,986	4,248	40.9	52.7	5,986	4,248	40.9
CTS	2,565	3,418	-25.0	-18.7	2,565	3,418	-25.0
DTS	618	1,362	-54.6	-50.8	618	1,362	-54.6
STS	233	413	-43.6	-38.9	233	413	-43.6
XLR	36	58	-37.9	-32.8	36	58	-37.9
Cadillac Total	3,452	5,251	-34.3	-28.8	3,452	5,251	-34.3
Aveo	2,043	1,595	28.1	38.8	2,043	1,595	28.1
Camaro	5,371	0	***.*	***.*	5,371	0	***.*
Cobalt	12,962	5,191	149.7	170.5	12,962	5,191	149.7
Corvette	854	842	1.4	9.9	854	842	1.4
Impala	10,939	7,060	54.9	67.9	10,939	7,060	54.9
Malibu	16,439	9,312	76.5	91.2	16,439	9,312	76.5
Monte Carlo	0	0	0.0	0.0	0	0	0.0
Chevrolet Total	48,608	24,000	102.5	119.4	48,608	24,000	102.5
Core Brand Total	58,046	33,499	73.3	87.7	58,046	33,499	73.3
G3 Wave	10	0	***.*	***.*	10	0	***.*
G5	31	767	-96.0	-95.6	31	767	-96.0
G6	151	2,468	-93.9	-93.4	151	2,468	-93.9
G8	118	1,331	-91.1	-90.4	118	1,331	-91.1
Grand Prix	1	82	-98.8	-98.7	1	82	-98.8
Solstice	51	304	-83.2	-81.8	51	304	-83.2
Vibe	14	2,512	-99.4	-99.4	14	2,512	-99.4
Pontiac Total	376	7,464	-95.0	-94.5	376	7,464	-95.0
9-3	429	523	-18.0	-11.1	429	523	-18.0
9-5	65	101	-35.6	-30.3	65	101	-35.6
Saab Total	494	624	-20.8	-14.2	494	624	-20.8
Astra	9	824	-98.9	-98.8	9	824	-98.9
Aura	361	1,338	-73.0	-70.8	361	1,338	-73.0
ION	0	0	0.0	0.0	0	0	0.0
Sky	77	194	-60.3	-57.0	77	194	-60.3
Saturn Total	447	2,356	-81.0	-79.4	447	2,356	-81.0
Non-Core Brand Total	1,317	10,444	-87.4	-86.3	1,317	10,444	-87.4
GM Car Total	59,363	43,943	35.1	46.3	59,363	43,943	35.1

Global Market and Industry Analysis - Sales Reporting and Data Management	Page 2 of 4

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GM Truck Deliveries - (United States)

January 2010

	January				(Calendar Year-to-Date) January - January
	2010	2009	% Chg Volume	% Chg per S/D	2010	2009	% Chg Volume
Selling Days (S/D)	24	26
Rainier	0	3	***.*	***.*	0	3	***.*
Terraza	0	6	***.*	***.*	0	6	***.*
Buick Total	0	9	***.*	***.*	0	9	***.*
Escalade	1,237	1,353	-8.6	-1.0	1,237	1,353	-8.6
Escalade ESV	396	672	-41.1	-36.2	396	672	-41.1
Escalade EXT	121	335	-63.9	-60.9	121	335	-63.9
Cadillac Total	1,754	2,360	-25.7	-19.5	1,754	2,360	-25.7
Chevy C/T Series	1	5	-80.0	-78.3	1	5	-80.0
Chevy W Series	37	95	-61.1	-57.8	37	95	-61.1
Colorado	1,939	3,411	-43.2	-38.4	1,939	3,411	-43.2
Express	2,762	2,718	1.6	10.1	2,762	2,718	1.6
Kodiak 4/5 Series	138	346	-60.1	-56.8	138	346	-60.1
Kodiak 6/7/8 Series	19	96	-80.2	-78.6	19	96	-80.2
Suburban (Chevy)	2,315	2,138	8.3	17.3	2,315	2,138	8.3
Tahoe	4,556	3,849	18.4	28.2	4,556	3,849	18.4
TrailBlazer	66	2,461	-97.3	-97.1	66	2,461	-97.3
Uplander	20	281	-92.9	-92.3	20	281	-92.9
Avalanche	1,372	1,481	-7.4	0.4	1,372	1,481	-7.4
Silverado-C/K Pickup	22,772	23,987	-5.1	2.8	22,772	23,987	-5.1
Chevrolet Fullsize Pickups	24,144	25,468	-5.2	2.7	24,144	25,468	-5.2
Chevrolet Total	35,997	40,868	-11.9	-4.6	35,997	40,868	-11.9
Canyon	700	1,178	-40.6	-35.6	700	1,178	-40.6
Envoy	28	942	-97.0	-96.8	28	942	-97.0
GMC C/T Series	8	25	-68.0	-65.3	8	25	-68.0
GMC W Series	78	156	-50.0	-45.8	78	156	-50.0
Savana	502	1,220	-58.9	-55.4	502	1,220	-58.9
Sierra	7,271	8,020	-9.3	-1.8	7,271	8,020	-9.3
Topkick 4/5 Series	190	218	-12.8	-5.6	190	218	-12.8
Topkick 6/7/8 Series	39	88	-55.7	-52.0	39	88	-55.7
Yukon	1,503	2,263	-33.6	-28.0	1,503	2,263	-33.6
Yukon XL	1,222	1,777	-31.2	-25.5	1,222	1,777	-31.2
GMC Total	11,541	15,887	-27.4	-21.3	11,541	15,887	-27.4
Core Brand Total	49,292	59,124	-16.6	-9.7	49,292	59,124	-16.6
HUMMER H2	29	210	-86.2	-85.0	29	210	-86.2
HUMMER H3	155	793	-80.5	-78.8	155	793	-80.5
HUMMER H3T	81	219	-63.0	-59.9	81	219	-63.0
HUMMER Total	265	1,222	-78.3	-76.5	265	1,222	-78.3
9-7X	17	331	-94.9	-94.4	17	331	-94.9
Saab Total	17	331	-94.9	-94.4	17	331	-94.9
Relay	0	1	***.*	***.*	0	1	***.*
Saturn Total	0	1	***.*	***.*	0	1	***.*
Non-Core Brand Total	282	1,554	-81.9	-80.3	282	1,554	-81.9
GM Truck Total	49,574	60,678	-18.3	-11.5	49,574	60,678	-18.3

NOTE: GM crossover vehicles are now shown on the tab titled, “PR_Crossover_Page”

Global Market and Industry Analysis - Sales Reporting and Data Management	Page 3 of 4

GM Crossover Deliveries - (United States)

January 2010

	January				(Calendar Year-to-Date) January - January
	2010	2009	% Chg Volume	% Chg per S/D	2010	2009	% Chg Volume
Selling Days (S/D)	24	26
Enclave	4,075	2,712	50.3	62.8	4,075	2,712	50.3
Rendezvous	0	0	***.*	***.*	0	0	***.*
Buick Total	4,075	2,712	50.3	62.8	4,075	2,712	50.3
SRX	3,234	888	264.2	294.5	3,234	888	264.2
Cadillac Total	3,234	888	264.2	294.5	3,234	888	264.2
Equinox	9,513	5,403	76.1	90.7	9,513	5,403	76.1
HHR	5,452	1,700	220.7	247.4	5,452	1,700	220.7
Traverse	5,724	5,215	9.8	18.9	5,724	5,215	9.8
Chevrolet Total	20,689	12,318	68.0	82.0	20,689	12,318	68.0
Acadia	5,460	3,233	68.9	83.0	5,460	3,233	68.9
Terrain	4,302	0	***.*	***.*	4,302	0	***.*
GMC Total	9,762	3,233	201.9	227.1	9,762	3,233	201.9
Core Brand Total	37,760	19,151	97.2	113.6	37,760	19,151	97.2
Torrent	13	1,640	-99.2	-99.1	13	1,640	-99.2
Pontiac Total	13	1,640	-99.2	-99.1	13	1,640	-99.2
Outlook	51	944	-94.6	-94.1	51	944	-94.6
VUE	64	2,871	-97.8	-97.6	64	2,871	-97.8
Saturn Total	115	3,815	-97.0	-96.7	115	3,815	-97.0
Non-Core Brand Total	128	5,455	-97.7	-97.5	128	5,455	-97.7
GM Crossover Total	37,888	24,606	54.0	66.8	37,888	24,606	54.0

Global Market and Industry Analysis - Sales Reporting and Data Management	4 of 4

GM Production Schedule - 02/02/10

						Memo: Joint Venture
	GMNA				Total	GMNA		GMIO [2]
Units 000s	Car [1]	Truck [1]	Total	GMIO [2]	Worldwide	Car [1]	Truck [1]

2010 Q1 # *	237	413	650	1,355	2,005	0	0	591
O/(U) prior forecast	0	0	0	79	79	0	0	60

	GMNA				Total	GMNA		GMIO [2]
Units 000s	Car [1]	Truck [1]	Total	GMIO [2]	Worldwide	Car [1]	Truck [1]
2003
1st Qtr.	591	860	1,451	695	2,146	19	24	NA
2nd Qtr.	543	837	1,380	706	2,086	19	24	NA
3rd Qtr.	492	753	1,245	648	1,893	20	17	NA
4th Qtr.	558	827	1,385	736	2,121	16	20	NA

CY	2,184	3,277	5,461	2,785	8,246	74	85	NA

2004
1st Qtr.	525	820	1,345	928	2,273	19	19	247
2nd Qtr.	543	846	1,389	1,012	2,401	18	48	284
3rd Qtr.	463	746	1,209	910	2,119	16	43	261
4th Qtr.	466	811	1,277	1,028	2,305	17	47	324

CY	1,997	3,223	5,220	3,878	9,098	70	158	1,116

2005
1st Qtr.	470	712	1,182	1,022	2,204	16	51	286
2nd Qtr.	458	789	1,247	1,094	2,341	17	49	337
3rd Qtr.	423	723	1,146	1,028	2,174	15	50	199
4th Qtr.	483	798	1,281	1,051	2,332	14	68	197

CY	1,834	3,022	4,856	4,195	9,051	62	218	1,019

2006
1st Qtr.	496	759	1,255	1,160	2,415	18	50	246
2nd Qtr.	462	775	1,237	1,183	2,420	17	58	258
3rd Qtr.	417	633	1,050	1,022	2,072	12	48	202
4th Qtr.	446	661	1,107	1,167	2,274	11	43	260

CY	1,821	2,828	4,649	4,532	9,181	58	199	966

2007
1st Qtr.	399	664	1,063	1,277	2,340	15	35	287
2nd Qtr.	402	740	1,142	1,268	2,410	12	42	264
3rd Qtr.	367	653	1,020	1,136	2,156	11	39	252
4th Qtr.	358	684	1,042	1,337	2,380	11	45	323

CY	1,526	2,741	4,267	5,019	9,286	49	161	1,126

2008
1st Qtr.	360	525	885	1,348	2,233	12	42	336
2nd Qtr.	382	452	834	1,390	2,224	20	36	320
3rd Qtr.	436	479	915	1,124	2,039	21	29	265
4th Qtr.	365	450	815	833	1,648	17	12	261

CY	1,543	1,906	3,449	4,695	8,144	70	119	1,182

2009
1st Qtr.	116	255	371	959	1,330	11	8	363
2nd Qtr.	170	225	395	1,143	1,538	11	17	474
3rd Qtr.	205	326	531	1,178	1,709	7	31	491
4th Qtr. #	235	381	616	1,306	1,922	0	49	592

CY	727	1,186	1,913	4,586	6,499	29	105	1,920

2010
1st Qtr. #	237	413	650	1,355	2,005	0	0	591

*	Variance reported only if current production estimate differs from prior production estimate by 5K units or more
#	Denotes estimate

All Numbers may vary due to rounding

General Motors Company acquired operations from General Motors Corporation on July 10, 2009, and references to prior periods in this and other materials refer to operations of the old General Motors Corporation

This report is governed by the Terms and Conditions on the GM Investor Information website: http://www.gm.com/corporate/investor_information/terms.jsp

[1]

GMNA includes joint venture production - HUMMER and CAMI units included in GMNA Truck (Starting in Q1 2010, CAMI production is not classified as joint venture production) and production historically classified as joint venture production - NUMMI units included in GMNA car

[2]

GMIO includes GM-AvtoVAZ, SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) joint venture production beginning in Q1 2004 (Starting in Q3 2005, GMIO joint venture production does not include GMDAT); and GM Egypt, Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM joint ventures.

Beginning September 2009, GMIO joint venture production also includes FAW-GM Light Duty Commercial Vehicle Co., Ltd. (FAW-GM)
GMIO excludes SAAB production in Q1 2010 estimate